EXHIBIT 99.1

News Release

Contact:	Corporate Communications
Phone:	(713) 324-5080
Address:

1600 Smith Street, Houston, TX 77002

EXPRESSJET HOLDINGS REPORTS
ITS NINTH CONSECUTIVE QUARTER OF IMPROVED EARNINGS
 Company achieves record load factor, maintains exceptional operating performance

            HOUSTON, July 17, 2003 – ExpressJet Holdings, Inc. (NYSE:XJT) today reported second quarter net income applicable to common stockholders of $26.9 million, or $0.42 diluted earnings per share, an increase of 27 percent over the prior-year period.
            The results represent ExpressJet’s ninth consecutive quarter of improved earnings.  “This was another good quarter for us and it reflects the hard work of everyone at ExpressJet in delivering the very best in customer service this industry has to offer, while still managing very rapid growth,” said ExpressJet President and CEO Jim Ream.

Second Quarter Operating Results
            Second quarter operating revenue increased 19 percent to $320.3 million, compared with $269.7 million in the second quarter of 2002.  Capacity grew by 35 percent – a quarterly record – to 2.1 billion available seat miles (ASM) compared with the same period last year.  The corresponding passenger load factor for the quarter was 70.2 percent, a company record high for a quarter and a 4.8 point improvement over second quarter 2002.  The company also achieved a 99.9 percent controllable completion factor, which excludes cancellations due to weather and air traffic control.  ExpressJet’s overall completion rate for the quarter was 99.2 percent.
            During the quarter, ExpressJet accepted delivery of 12 Embraer ERJ145-XR aircraft, bringing its total fleet to 212.  The company launched new once-daily nonstop service between Houston and Morelia, Mexico, once-daily nonstop service between Houston and Ashville, N.C., twice-daily nonstop service between Houston and Fort Walton Beach, Fla., and twice-daily nonstop service between Cleveland and San Antonio.  Additionally, ExpressJet started seasonal service linking Cleveland with Portland, Maine; New York with Nantucket, Mass.; and Houston with Gunnison/Crested Butte and Montrose, Colo.

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EXPRESSJET HOLDINGS REPORTS SECOND QUARTER RESULTS/PAGE 2

Second Quarter Financial Results
            Second quarter 2003 operating income reflected a 14.1 percent operating margin, as compared with an operating margin of 13.5 percent for second quarter 2002.  The 14.1 percent operating margin included the impact of  $3.6 million in performance incentive payments and expense savings.
            ExpressJet ended the second quarter with $118.1 million in cash.  During the quarter, the company paid $74.4 million under its note to Continental Airlines, consisting of the scheduled quarterly principal and interest payment of $23.7 million made on June 30, a $40.0 million advance of its March and June 2004 quarterly payments, and a prepayment of $10.7 million in principal from proceeds of a simulator financing.
            In the first half of 2003, ExpressJet spent $22.5 million in capital expenditures, or $21.2 million net of sales/transfers of fixed assets and parts, compared with $21.8 million, or $7.9 million net of sales/transfers, for the same period in 2002.  ExpressJet currently projects cash outlays related to fleet and non-fleet capital expenditures of approximately $30.0 million for the remainder of the year.
            ExpressJet Holdings will conduct a telephone briefing to discuss its second quarter results today at 11:30 a.m. CDT/12:30 p.m. EDT.  A live Webcast of this briefing will be available online at the investor relations link at expressjet.com.

Corporate Background
            ExpressJet Airlines, Air Transport World’s 2003 Regional Airline of the Year, operates as Continental Express, providing Continental Airlines with all of its regional jet capacity at its New York, Houston and Cleveland hubs.  ExpressJet serves 123 destinations in the U.S., Canada, Mexico and the Caribbean, with more than 1,100 daily departures.  Continental Express offers advance seat assignments and OnePass frequent flyer miles, which can be redeemed anywhere Continental and its alliance partners fly.  ExpressJet Airlines, which employs 6,000 people, is owned by ExpressJet Holdings, Inc. For more information, visit expressjet.com.

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EXPRESSJET HOLDINGS REPORTS SECOND QUARTER RESULTS/PAGE 3

            Please note the foregoing contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  The Company relies on this safe harbor in making such disclosures.  These statements reflect expectations and assumptions about future events and are subject to uncertainties and other factors.  Some of the known risks that could significantly impact operating results and capacity include, but are not limited to, our dependence on our capacity purchase agreement with Continental Airlines; our dependence on Continental Airlines' financial and operational strength; labor costs and relations, including the results of union contract negotiations; flight disruptions as a result of operational matters; deliveries of additional aircraft; our ability to implement our growth strategy; regulatory developments and costs, including the costs and other effects of enhanced security measures and other possible Federal Aviation Administration requirements; our high leverage; and competition and industry conditions.  Additional information concerning risk factors that could affect our actual results are described in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2002.  The events described in the forward-looking statements might not occur or might occur to a materially different extent than described herein.  We undertake no duty to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

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EXPRESSJET HOLDINGS REPORTS SECOND QUARTER RESULTS/PAGE 4

EXPRESSJET HOLDINGS, INC. AND SUBSIDIARIES

      FINANCIAL SUMMARY
      (In thousands, except per share data)
      (Unaudited)

	Three Months Ended June 30,
			Increase/ (Decrease)
	2003	2002

Operating Revenue.................................	$320,303	$269,700	18.8%

Operating Expenses:
Wages, salaries and related costs........	68,805	59,161	16.3%
Aircraft rentals....................................	61,257	48,210	27.1%
Aircraft fuel.........................................	35,150	24,710	42.3%
Maintenance, materials and repairs.......	33,237	24,061	38.1%
Other rentals and landing fees..............	24,182	20,971	15.3%
Ground handling..................................	22,004	18,719	17.5%
Depreciation and amortization..............	4,851	7,898	(38.6%)
Outside services.................................	6,611	5,231	26.4%
Hull and war risk related insurance........	1,075	4,829	(77.7%)
Security fee reimbursement..................	(3,034)	-	n/m
Other operating expenses....................	21,094	19,514	8.1%

	275,232	233,304	18.0%

Operating Income...................................	45,071	36,396	23.8%

Nonoperating Income (Expense):
Interest expense, net...........................	(1,972)	(3,711)	(46.9%)
Interest income...................................	579	1,002	(42.2%)
Capitalized interest..............................	303	254	19.3%
Other, net...........................................	(30)	(53)	(43.4%)

	(1,120)	(2,508)	(55.3%)

Income Before Income Taxes..................	43,951	33,888	29.7%
Income tax expense............................	16,882	13,292	27.0%

Net Income............................................	$27,069	$20,596	31.4%

Preferred Stock Dividend.........................	(177)	(146)	n/m

Net Income Applicable to Common Stockholders...........................	$26,892	$20,450	31.5%

Basic EPS............................................	$0.42	$0.33	27.3%
Diluted EPS...........................................	$0.42	$0.33	27.3%

Operating Margin....................................	14.1%	13.5%	0.6	pts

Basic Shares Used for EPS Calculation (in millions)............................................	64.0	62.1	3.0%

Diluted Shares Used for EPS Calculation (in millions)............................................	64.0	62.1	3.0%

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EXPRESSJET HOLDINGS REPORTS SECOND QUARTER RESULTS/PAGE 5

EXPRESSJET HOLDINGS, INC. AND SUBSIDIARIES

FINANCIAL SUMMARY
(In thousands, except per share data)
(Unaudited)

	Six Months Ended June 30,
			Increase/ (Decrease)
	2003	2002

Operating Revenue.................................	$626,865	$534,945	17.2%

Operating Expenses:
Wages, salaries and related costs........	135,297	118,066	14.6%
Aircraft rentals....................................	118,706	94,973	25.0%
Aircraft fuel.........................................	65,553	46,940	39.7%
Maintenance, materials and repairs.......	63,149	48,514	30.2%
Other rentals and landing fees..............	47,716	43,473	9.8%
Ground handling..................................	42,210	36,423	15.9%
Depreciation and amortization..............	9,646	15,812	(39.0%)
Outside services.................................	16,110	11,629	38.5%
Hull and war risk related insurance........	2,089	9,173	(77.2%)
Security fee reimbursement..................	(3,034)	-	n/m
Other operating expenses....................	40,990	38,001	7.9%

	538,432	463,004	16.3%

Operating Income...................................	88,433	71,941	22.9%

Nonoperating Income (Expense):
Interest expense, net...........................	(4,192)	(8,141)	(48.5%)
Interest income...................................	1,038	2,091	(50.4%)
Capitalized interest..............................	548	599	(8.5%)
Other, net...........................................	(31)	47	n/m

	(2,637)	(5,404)	(51.2%)

Income Before Income Taxes..................	85,796	66,537	28.9%
Income tax expense............................	32,975	25,907	27.3%

Net Income............................................	$52,821	$40,630	30.0%

Preferred Stock Dividend.........................	(352)	(146)	n/m

Net Income Applicable to Common Stockholders...........................	$52,469	$40,484	29.6%

Basic EPS............................................	$0.82	$0.70	17.1%
Diluted EPS...........................................	$0.82	$0.70	17.1%

Operating Margin....................................	14.1%	13.4%	0.7	pts

Basic Shares Used for EPS Calculation (in millions)............................................	64.0	58.1	10.2%

Diluted Shares Used for EPS Calculation (in millions)............................................	64.0	58.1	10.2%

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EXPRESSJET HOLDINGS REPORTS SECOND QUARTER RESULTS/PAGE 6

EXPRESSJET HOLDINGS, INC. AND SUBSIDIARIES

         STATISTICS

	Three Months Ended June 30,
			Increase/ (Decrease)
	2003	2002

Revenue passenger miles (millions)....................	1,456	1,003	45.2%
Available seat miles (ASM) (millions)..................	2,073	1,533	35.2%
Passenger load factor........................................	70.2%	65.4%	4.8	pts
Operating cost per available seat mile (cents)......	13.28	15.22	(12.7%)
Average fuel cost, excluding fuel taxes,
per available seat mile (cents).........................	1.70	1.61	5.6%
Average price per gallon of fuel excluding
fuel taxes (cents)...........................................	66.00	61.10	8.0%
Fuel gallons consumed (millions)........................	53.3	40.4	31.9%
Average length of aircraft flight (miles).................	482	408	18.1%
Block hours (thousands)....................................	145	125	16.0%
Actual aircraft in fleet at end of period.................	212	178	19.1%
Average daily utilization of each aircraft...............	7 hrs 45 min	7 hrs 53 min	(1.8%)
Controllable completion factor............................	99.9%	99.9%	-
Completion factor..............................................	99.2%	99.1%	0.1	pts

	Six Months Ended June 30,
			Increase/ (Decrease)
	2003	2002

Revenue passenger miles (millions)....................	2,534	1,838	37.9%
Available seat miles (ASM) (millions)..................	3,840	2,956	29.9%
Passenger load factor........................................	66.0%	62.2%	3.8	pts
Operating cost per available seat mile (cents)......	14.02	15.66	(10.5%)
Average fuel cost, excluding fuel taxes,
per available seat mile (cents).........................	1.71	1.59	7.5%
Average price per gallon of fuel excluding
fuel taxes (cents)...........................................	66.00	60.30	9.5%
Fuel gallons consumed (millions)........................	99.3	77.9	27.5%
Average length of aircraft flight (miles).................	471	403	16.9%
Block hours (thousands)....................................	274	247	10.9%
Actual aircraft in fleet at end of period.................	212	178	19.1%
Average daily utilization of each aircraft...............	7 hrs 34 min	7 hrs 53 min	(4.1%)
Controllable completion factor............................	99.8%	99.8%	-	pts
Completion factor..............................................	98.4%	99.1%	(0.7	pts)

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EXPRESSJET HOLDINGS REPORTS SECOND QUARTER RESULTS/PAGE 7

NON-GAAP STATISTICAL INFORMATION

	Three Months Ended June 30,
			Increase/ (Decrease)
	2003	2002
PERFORMANCE MEASURES:

Operating margin per CPA (1)..............................	11.5%	11.5%	-	pts
Adjustments:
Add: Labor and other costs excluded from
capacity purchase agreement (CPA).....	1.4%	0.8%	0.6	pts
Add: Incentives and other revenues
excluded from CPA.............................	1.2%	1.2%	-	pts

Actual operating margin as reported ...................	14.1%	13.5%	0.6	pts

(1)

Under the capacity purchase agreement with Continental Airlines, the operating margin as defined by the agreement should be between 8.5% and 11.5% each quarter; otherwise, a reconciliation payment is made by Continental Airlines, if less than 8.5%, or to Continental Airlines, if more than 11.5%.  However, for purposes of calculating the operating margin as defined by the agreement, ExpressJet excludes the effect of any unanticipated changes in most of the labor costs, any performance incentive payments and miscellaneous revenues and costs related to services provided to other customers.  As ExpressJet’s settlement for the operating margin as defined by the capacity purchase agreement is calculated on a quarterly basis, year-to-date calculation is less meaningful.  For detailed discussion of ExpressJet’s capacity purchase agreement with Continental Airlines, see ExpressJet’s Form 10-K for the year ended December 31, 2002.  This disclosure provides management the ability to communicate to investors how certain provisions of the capacity purchase agreement operate.

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EXPRESSJET HOLDINGS REPORTS SECOND QUARTER RESULTS/PAGE 8

NON-GAAP STATISTICAL INFORMATION

	Three Months Ended	Six Months Ended

PERFORMANCE MEASURES (in cents):
	June 30, 2003

Operating costs per available seat mile (CASM) ....	13.28	14.02
Adjustments:
Add: Security fee reimbursement....................	0.15	0.08
Less: Current year fuel cost per ASM...............	(1.70)	(1.71)
Add: Current year fuel cost per ASM
at prior year fuel price...........................	1.57	1.56

Adjusted CASM, excluding security fee reimbursement with fuel price held constant(1)...	13.30	13.95

2002 CASM .......................................................	15.22	15.66

(1)

Adjusted CASM, excluding security fee reimbursement, with fuel price held constant provides management and investors the ability to measure and monitor ExpressJet’s cost performance absent unusual adjustments and fuel price volatility.  The reasons for these adjustments are as follows:

The security fee reimbursement received during May 2003 represented ExpressJet’s share of the reimbursements for security costs to the airline industry.  However, 100% of this reimbursement was remitted to Continental, pursuant to the terms of the capacity purchase agreement with Continental.

The cost and availability of fuel are subject to many economic and political factors, events occurring throughout the world and ExpressJet's capacity purchase agreement with Continental, therefore, fuel price volatilities are beyond ExpressJet’s control.  For detailed discussion regarding risk factors relating to the airline industry and the capacity purchase agreement with Continental, see ExpressJet’s Form 10-K for the year ended December 31, 2002.

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